2024 INVESTOR DAY January 28, 2026 Q4 2025 Earnings Presentation

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to, factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability and achieving our long-term growth targets; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks associated with identifying and completing suitable acquisitions; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business, including reliance on third-party platforms and cybersecurity related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations or efficiently managing divestitures; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2026 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ In the face of significant market headwinds, C.H. Robinson continued to deliver strong performance driven by market share gains, disciplined revenue management, a cost of hire advantage versus the market, and evergreen productivity improvements fueled by our Lean AI strategy. ■ In NAST, we grew our combined truckload and LTL volume by approximately 1.0% year-over-year and demonstrably grew market share vs. a 7.6% decline in the Cass Freight Shipment Index. This was accomplished while expanding gross margins on a year-over-year basis, despite tighter carrier capacity and a material spot rate inflection during the last 5 weeks of the quarter. ■ In Global Forwarding, we expanded gross margins by 120 basis points year-over- year through improved revenue management discipline. We also continued to evolve our Global Forwarding business to a more cohesive, centralized model with standardized and Lean AI-enabled processes. ■ We continued to improve our productivity and cost to serve across the enterprise, resulting in a double-digit productivity increase in NAST in 2025 and a high-single- digit productivity increase in Global Forwarding.

Q4 Highlights 4 ■ North American Surface Transportation (NAST) gained market share in truckload and LTL and expanded gross margins Y/Y through disciplined pricing and a cost of hire advantage ■ Global Forwarding (GF) improved its portfolio yield and expanded gross margins through disciplined pricing and revenue management practices ■ NAST & GF productivity continued to improve Y/Y and drove adjusted operating margin - excluding restructuring(1) to 36.4% in NAST and 25.6% in Global Forwarding ■ Focused on providing best-in-class service to our customers and carriers, gaining profitable share in targeted market segments, streamlining our processes, applying Lean principles and leveraging evolving AI technology to drive out waste and optimize our costs, with a disciplined operating model that arms our people with innovative tools, decouples headcount growth from volume growth and drives operating leverage $3.9B Total Revenues -6.5% Y/Y $657M Adj. Gross Profits(1) -4.0% Y/Y $181M Income from Operations -1.3% Y/Y $1.12 Net Income/Share -8.2% Y/Y Q4 2025 1. Adjusted gross profits, adjusted income from operations, adjusted operating margin - excluding restructuring and adjusted net income per share are non-GAAP financial measures. Refer to pages 24 through 27 for further discussion and a GAAP to Non-GAAP reconciliation. $197M of Adj. Income from Operations(1) +7.1% Y/Y $1.23 of Adj. Net Income per Share(1) +1.7% Y/Y

All Other & Corporate ■ Robinson Fresh AGP up 8.0% Y/Y due to increase in integrated supply chain solutions ■ Managed Solutions Q4 AGP up 1.6% Y/Y ■ Other Surface Transportation AGP declined to zero due to divestiture of Europe Surface Transportation business in February 2025 Global Forwarding (GF) ■ Trade policies reduced Q4 demand & ocean rates declined significantly ■ Ocean volume declined 8.0% Y/Y & air tonnage declined 12.5% Y/Y ■ Continuing to diversify our trade lane and industry vertical exposure ■ Customs AGP up 30.0% Y/Y North American Surface Transportation (NAST) ■ NAST volume performance outpaced the market indices for the 11th consecutive quarter ■ Significant opportunities for profitable growth remain in targeted segments ■ Focused on initiatives that improve the customer and carrier experience and lower our cost to serve ■ AGP margin increased Y/Y despite tighter carrier capacity and a more pronounced spot rate inflection during the last 5 weeks of the quarter ■ Productivity improvements are being driven by removing waste and increasing automation through custom-built AI agents Complementary Global Suite of Services 5 Q4 2025 Adjusted Gross Profits(2) +1.9% Y/Y -12.5% Y/Y -12.7% Y/Y 1. Measured over trailing twelve months. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Over half of total revenues are garnered from customers to whom we provide both surface transportation and global forwarding services, and this percentage has grown year-over-year due to our One Robinson go-to-market approach.(1)

NAST Q4’25 Results by Service 6 ■ Total NAST truckload and LTL volume grew 1.0% Y/Y, reflecting the 11th consecutive quarter of market share growth(2) ■ Truckload volume increased 3.0% Y/Y(2) ■ LTL AGP per order increased 5.5% Y/Y and volume increased 0.5% Y/Y(2) ■ NAST AGP margin improved 20 bps Y/Y, despite tighter carrier capacity and a more pronounced spot rate inflection during the last 5 weeks of the quarter, due to disciplined pricing and procurement efforts, continued advancement of our dynamic pricing and costing capabilities and a widening of our cost-of-hire advantage 4Q25 4Q24%▲ Truckload (“TL”) $243.3 $244.2 (0.4)% Less than Truckload (“LTL”) $149.3 $140.8 6.0% Other $19.0 $18.7 1.4% Total Adjusted Gross Profits $411.6 $403.8 1.9% Adjusted Gross Profit Margin % 14.6% 14.4% 20 bps Adjusted Gross Profits(1) ($ in millions) 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Fourth Quarter Highlights

Truckload Price and Cost Change (1)(2)(3) 7 Truckload Q4 Volume(2)(4) +3.0 % Price/Mile(1)(2)(3) +2.5 % Cost/Mile(1)(2)(3) +2.5 % Adjusted Gross Profit(4) -0.4% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 70% / 30% truckload contractual / transactional volume mix in Q4 ■ Average routing guide depth of 1.3 in Managed Solutions business vs. 1.3 in Q4 last year, reflecting a continued soft market Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend 8 ■ Disciplined pricing and capacity procurement efforts and continued advancement of our dynamic pricing and costing capabilities resulted in improved optimization of volume and AGP(1) ■ AGP $ per mile was flat year-over-year; 3.0% decline in AGP $ per shipment was driven by a shorter average length of haul, which was partially due to growth in our short haul volumes N A ST A dj us te d G ro ss P ro fit $ p er T ru ck lo ad Sh ip m en t N A ST A djusted G ross Profit M argin % NAST Adjusted Gross Profit $ per Truckload Shipment (left axis) NAST Adjusted Gross Profit Margin % (right axis) Average NAST AGP $ per Truckload Shipment (left axis) 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Global Forwarding Q4’25 Results by Service 9 4Q25 4Q24%▲ Ocean $99.1 $127.1 (22.0)% Air $33.5 $40.5 (17.3)% Customs $34.4 $26.5 30.0% Other $11.0 $9.7 13.4% Total Adjusted Gross Profits $178.0 $203.8 (12.7)% Adjusted Gross Profit Margin % 24.3% 23.1% 120 bps Adjusted Gross Profits (1) ($ in millions) ■ Global trade policies caused previous front-loading of volume, a dislocation of global demand and a softer volume Y/Y ■ Soft demand and increasing vessel capacity caused ocean rates to decline significantly Y/Y ■ Ocean AGP decreased due to a 15.0% decrease in AGP per shipment and an 8.0% decline in shipments(2) ■ Air AGP decreased due to a 12.5% decline in metric tons shipped and a 5.5% decrease in AGP per metric ton shipped(2) ■ Customs AGP increased due to a 26.0% increase in adjusted gross profit per transaction and a 3.0% increase in volume(2) 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Fourth Quarter Highlights

All Other & Corporate Q4’25 Results 10 Robinson Fresh ■ Growth in AGP due to an increase in integrated supply chain solutions for foodservice customers Managed Solutions ■ Total freight under management of $2.0B in Q4 Other Surface Transportation ■ Decline in AGP driven by the divestiture of our Europe Surface Transportation business on February 1, 2025 4Q25 4Q24%▲ Robinson Fresh $38.9 $36.0 8.0% Managed Solutions $28.6 $28.1 1.6% Other Surface Transportation $— $12.9 (100.0)% Total $67.4 $77.1 (12.5)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Fourth Quarter Highlights

IMPROVEPLAN ACTIVATE • Enterprise Strategy Map • Divisional Strategy Maps • Shared Services Strategy Maps • Regular operating review cadence (daily, weekly, monthly, quarterly) • Binary view of success (green) or opportunity (red) • Enterprise • Divisional • Shared Services • Accountable action plans on all scorecards with red • Embrace and attack the red! • e.g., Gemba walks (go to the desk) Scorecard: Measurable and Actionable Inputs Defined Strategic Workstreams Clear Long-Term Strategy and Goals Continuous and Rigorous Measurement and Action Plans Continuously Improving. Never Stops. 1 2 3 4 5 Robinson Operating Model 11

Streamlining & Automating Processes to Drive Profitable Growth 12 12

What: Large language models (ChatGPT) How: Understanding of written language and generating content CHR Examples: Email classification, email quoting, email order entry, appointments *Works well with Traditional AI What: Machine learning, predictive analytics, optimization How: Advanced math and statistics CHR Examples: Costing, pricing, transportation optimization From machine learning to multi-agent models with advanced reasoning What: Large language models plus planning, tool use, memory, natural interaction, and optimization How: Advanced reasoning adds the ability to act autonomously to perform complex tasks without explicit instructions CHR Examples: NMFC Agent, Ocean Quoting *Works well with GenAI and Traditional AI The Multifaceted World of AI 13

I provide customers with transactional quotes, fast. Quote Agents I build and update orders on-system in seconds. Order Agents I contact carriers for timely tracking updates. Tracking Agents I book and reschedule optimal appointments. Appointment Agents I post available truckload capacity on-system early. Truck Post Agents I proactively recommend loads to best-fit carriers. Load Booking Agents I acquire necessary documents from carriers. Documents Agents I ensure carriers are paid on time. Carrier Payment Agents Meet the Fleet of C.H. Robinson AI Agents 14 Just a sample of the agents performing tasks that defied automation for decades

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $208 million of cash returned to shareholders in Q4 2025 ■ Q4 2025 capital distribution increased 151% Y/Y ■ More than 25 years of annually increasing dividends, on a per share basis ■ 903K shares repurchased at an average price of $147.63 ■ The Y/Y increase in cash from operations was driven primarily by a favorable Y/Y change in net operating working capital. ■ We'll continue to manage our capital structure to maintain our investment grade credit rating. ■ Our improved leverage ratio and strong conviction in the company's intrinsic value led to increased share repurchases in 2025.

30% GF Operating Margin Mid-30s Enterprise Operating Margin 40% NAST Operating Margin ~$400M - $500M $350M-$450M Incremental Adjusted Operating Income vs. 2023 Mid-Cycle Key Assumptions • Outsized volume growth in NAST and GF • Ongoing gross margin expansion driven by technology enhancements and disciplined revenue management • Consistent focus on driving evergreen productivity improvement and operating leverage • 40% and 30% remain our targets for quality of earnings; beyond those, we retain the optionality to deliver demonstrable outgrowth to deliver higher earnings for our investors Our Updated 2026 Financial Target1 161. Updated on October 29, 2025

1. Excluding restructuring and other charges 2. Assumes ~120M diluted weight average shares outstanding; no significant change in non-operating metrics Market Assumptions • Market volume growth of flat to up 5% in 2026 • Market normalization • NAST AGP/shipment flat to up 2% • GF AGP/shipment reset to 2H 2023 (down 10%) Key Drivers • Outperform the market • Optimize AGP yields • Organizational transformation • Evergreen productivity gains ~$6.00 Adjusted EPS1,2 ($964M of adjusted operating income) with 0% market growth in 2026 2026 Operating Income Bridge1 17

© C.H. Robinson Worldwide, Inc. All rights reserved. Our Customer Promise 18

2024 INVESTOR DAY Appendix

Q4 2025 Transportation Results(1) 20 Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2025 2024 % Change 2025 2024 % Change Total Revenues $ 3,571,694 $ 3,870,927 (7.7) % $ 14,823,804 $ 16,353,745 (9.4) % Total Adjusted Gross Profits(2) $ 623,225 $ 652,354 (4.5) % $ 2,588,641 $ 2,633,810 (1.7) % Adjusted Gross Profit Margin % 17.4% 16.9% 50 bps 17.5% 16.1% 140 bps Transportation Adjusted Gross Profit Margin % 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% 17.2% Q2 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% 15.8% 17.5% Q3 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% 16.4% 17.7% Q4 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% 16.9% 17.4% Total 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 16.1% 17.5% 1. Includes results across all segments. 2. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q4 2025 NAST Results 21 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $8.6 million of restructuring charges in the Three Months Ended December 31, 2025 and $10.6 million of restructuring charges in the Twelve Months Ended December 31, 2025 mainly related to workforce reductions. Includes $1.8 million of restructuring charges in the Three Months Ended December 31, 2024 mainly related to workforce reductions and $17.1 million of restructuring charges in the Twelve Months Ended December 31, 2024 related to workforce reductions, impairment of internally developed software, and charges to reduce our facilities footprint. Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2025 2024 % Change 2025 2024 % Change Total Revenues $ 2,810,373 $ 2,802,700 0.3% $ 11,562,714 $ 11,727,539 (1.4) % Total Adjusted Gross Profits(1) $ 411,618 $ 403,764 1.9% $ 1,706,329 $ 1,641,195 4.0 % Adjusted Gross Profit Margin % 14.6% 14.4% 20 bps 14.8% 14.0% 80 bps Income from Operations(2) $ 141,296 $ 132,528 6.6% $ 621,836 $ 531,292 17.0 % Adjusted Operating Margin % 34.3% 32.8% 150 bps 36.4% 32.4% 400 bps Depreciation and Amortization $ 4,856 $ 4,891 (0.7) % $ 19,354 $ 20,670 (6.4) % Total Assets $ 2,853,372 $ 2,874,701 (0.7) % $ 2,853,372 $ 2,874,701 (0.7) % Average Headcount 4,970 5,348 (7.1) % 5,158 5,696 (9.4) %

Q4 2025 Global Forwarding Results 22 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $5.0 million of restructuring charges in the Three Months Ended December 31, 2025 and $16.1 million of restructuring charges in the Twelve Months Ended December 31, 2025 mainly related to workforce reductions. Includes $3.3 million of restructuring charges in the Three Months Ended December 31, 2024 and $11.6 million of restructuring charges in the Twelve Months Ended December 31, 2024 mainly related to workforce reductions. Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2025 2024 % Change 2025 2024 % Change Total Revenues $ 730,983 $ 883,968 (17.3) % $ 3,090,018 $ 3,805,018 (18.8) % Total Adjusted Gross Profits(1) $ 177,957 $ 203,801 (12.7) % $ 741,921 $ 802,549 (7.6) % Adjusted Gross Profit Margin % 24.3% 23.1% 120 bps 24.0% 21.1% 290 bps Income from Operations(2) $ 40,489 $ 51,827 (21.9) % $ 183,783 $ 212,476 (13.5) % Adjusted Operating Margin % 22.8% 25.4% (260 bps) 24.8% 26.5% (170 bps) Depreciation and Amortization $ 2,510 $ 2,357 6.5% $ 9,087 $ 10,602 (14.3) % Total Assets $ 1,142,015 $ 1,335,178 (14.5) % $ 1,142,015 $ 1,335,178 (14.5) % Average Headcount 4,007 4,542 (11.8) % 4,284 4,678 (8.4) %

Q4 2025 All Other and Corporate Results 23 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $2.5 million of restructuring charges in the Three Months Ended December 31, 2025 primarily related to workforce reductions and $12.1 million of restructuring charges in the Twelve Months Ended December 31, 2025 primarily related to workforce reductions and a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. Includes a $4.5 million credit of restructuring charges in the Three Months Ended December 31, 2024 which includes a $12.6 million credit adjustment to the loss on divestiture of our Europe Surface Transportation business, which was partially offset by impairments related to reducing our facilities footprint. Includes $61.5 million of restructuring charges in the Twelve Months Ended December 31, 2024 related to the divestiture of our Europe Surface Transportation business, workforce reductions, and impairment of internally developed software. Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2025 2024 % Change 2025 2024 % Change Total Revenues $ 371,278 $ 497,988 (25.4%) $ 1,580,031 $ 2,192,399 (27.9%) Total Adjusted Gross Profits(1) $ 67,439 $ 77,058 (12.5%) $ 281,160 $ 321,270 (12.5%) Income (loss) from Operations(2) $ (432) $ (556) N/M $ (10,658) $ (74,627) N/M Depreciation and Amortization $ 19,115 $ 17,032 12.2% $ 74,377 $ 65,888 12.9% Total Assets $ 1,062,994 $ 1,088,047 (2.3%) $ 1,062,994 $ 1,088,047 (2.3%) Average Headcount 3,108 3,979 (21.9%) 3,291 4,012 (18.0%)

24 Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below: Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2025 2024 2025 2024 Revenues: Transportation $ 3,571,694 $ 3,870,927 $ 14,823,804 $ 16,353,745 Sourcing 340,940 313,729 1,408,959 1,371,211 Total Revenues $ 3,912,634 $ 4,184,656 $ 16,232,763 $ 17,724,956 Costs and expenses: Purchased transportation and related services 2,948,469 3,218,573 12,235,163 13,719,935 Purchased produced sourced for resale 307,151 281,460 1,268,190 1,240,007 Direct internally developed software amortization 14,491 11,762 58,258 44,308 Total direct costs $ 3,270,111 $ 3,511,795 $ 13,561,611 $ 15,004,250 Gross profit & Gross profit margin $ 642,523 16.4% $ 672,861 16.1% $ 2,671,152 16.5% $ 2,720,706 15.3% Plus: Direct internally developed software amortization 14,491 11,762 58,258 44,308 Adjusted gross profit/Adjusted gross profit margin $ 657,014 16.8% $ 684,623 16.4% $ 2,729,410 16.8% $ 2,765,014 15.6% Non-GAAP Reconciliations

Non-GAAP Reconciliations 25 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding restructuring and/or loss on divestiture is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of restructuring and/or losses from divestiture. We believe adjusted operating margin and adjusted operating margin - excluding restructuring and/or loss on divestiture are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding restructuring and/or loss on divestiture are presented below: Three Months Ended December 31 Twelve Months Ended December 31 $ in thousands 2025 2024 2025 2024 Total Revenues $ 3,912,634 $ 4,184,656 $ 16,232,763 $ 17,724,956 Income from operations 181,353 183,799 794,961 669,141 Operating margin 4.6% 4.4% 4.9% 3.8% Adjusted gross profit $ 657,014 $ 684,623 $ 2,729,410 $ 2,765,014 Income from operations 181,353 183,799 794,961 669,141 Adjusted operating margin 27.6% 26.8% 29.1% 24.2% Adjusted gross profit $ 657,014 $ 684,623 $ 2,729,410 $ 2,765,014 Adjusted income from operations(1) 197,448 184,408 833,733 759,349 Adjusted operating margin - excluding restructuring and/ or loss on divestiture 30.1% 26.9% 30.5% 27.5% 1. In the Three Months Ended December 31, 2025, we incurred restructuring expenses of $16.1 million primarily related to workforce reductions. In the Twelve Months Ended December 31, 2025, we incurred restructuring expenses of $30.0 million related to workforce reductions and $8.8 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. In the Three Months Ended December 31, 2024, we incurred restructuring expenses of $3.7 million related to workforce reductions and a $3.1 million credit of other charges, which includes a $12.6 million credit adjustment to the loss on the divestiture of our Europe Surface Transportation business, which was partially offset by impairments related to reducing our facilities footprint. In the Twelve Months Ended December 31, 2024, we incurred restructuring expenses of $24.1 million related to workforce reductions and $66.2 million of other charges, primarily related to the loss on divestiture of our Europe Surface Transportation business and impairments related to reducing our facilities footprint and of internally developed software.

Non-GAAP Reconciliations 26 Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring and/or losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data): Three Months Ended December 31, 2025 Twelve Months Ended December 31, 2025 NAST Global Forwarding All Other and Corporate Consolidated NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 141,296 $ 40,489 $ (432) $ 181,353 $ 621,836 $ 183,783 $ (10,658) $ 794,961 Severance and other personnel expenses 8,309 3,982 2,892 15,183 10,185 14,961 4,840 29,986 Other selling, general, and administrative expenses 309 1,040 (437) 912 384 1,167 7,235 8,786 Total adjustments to income from operations(1)(2) 8,618 5,022 2,455 16,095 10,569 16,128 12,075 38,772 Adjusted income from operations $ 149,914 $ 45,511 $ 2,023 $ 197,448 $ 632,405 $ 199,911 $ 1,417 $ 833,733 Adjusted gross profit $ 411,618 $ 177,957 $ 67,439 $ 657,014 $ 1,706,329 $ 741,921 $ 281,160 $ 2,729,410 Adjusted income from operations 149,914 45,511 2,023 197,448 632,405 199,911 1,417 833,733 Adjusted operating margin - excluding restructuring and loss on divestiture 36.4% 25.6% 3.0% 30.1% 37.1% 26.9% 0.5% 30.5% $ in 000's per share $ in 000's per share Net income and per share (diluted) $ 136,321 $ 1.12 $ 587,081 $ 4.83 Restructuring and related costs, pre-tax 16,594 0.14 36,664 0.30 (Gain) loss on divestiture, pre-tax (499) — 2,108 0.02 Tax effect of adjustments (3,177) (0.03) (7,657) (0.06) Adjusted net income and per share (diluted) $ 149,239 $ 1.23 $ 618,196 $ 5.09 1. The Three Months Ended December 31, 2025 includes severance and other personnel expenses of $15.2 million related to workforce reductions and $0.9 million of other charges. 2. The Twelve Months Ended December 31, 2025 includes severance and other personnel expenses of $30.0 million related to workforce reductions and $8.8 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building.

Non-GAAP Reconciliations 27 Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring and/or losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data): Three Months Ended December 31, 2024 Twelve Months Ended December 31, 2024 NAST Global Forwarding All Other and Corporate Consolidated NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 132,528 $ 51,827 $ (556) $ 183,799 $ 531,292 $ 212,476 $ (74,627) $ 669,141 Severance and other personnel expenses 1,154 1,017 1,574 3,745 10,176 6,872 7,004 24,052 Other selling, general, and administrative expenses 671 2,281 (6,088) (3,136) 6,885 4,729 54,542 66,156 Total adjustments to income (loss) from operations(1)(2) 1,825 3,298 (4,514) 609 17,061 11,601 61,546 90,208 Adjusted income (loss) from operations $ 134,353 $ 55,125 $ (5,070) $ 184,408 $ 548,353 $ 224,077 $ (13,081) $ 759,349 Adjusted gross profit $ 403,764 $ 203,801 $ 77,058 $ 684,623 $ 1,641,195 $ 802,549 $ 321,270 $ 2,765,014 Adjusted income (loss) from operations 134,353 55,125 (5,070) 184,408 548,353 224,077 (13,081) 759,349 Adjusted operating margin - excluding restructuring 33.3% 27.0% N/M 26.9% 33.4% 27.9% N/M 27.5% $ in 000's per share $ in 000's per share Net income and per share (diluted) $ 149,306 $ 1.22 $ 465,690 $ 3.86 Restructuring and related costs, pre-tax 13,183 0.11 45,746 0.38 (Gain) loss on divestiture, pre-tax (12,574) (0.10) 44,462 0.37 Tax effect of adjustments (1,851) (0.02) (11,773) (0.10) Adjusted net income and per share (diluted) $ 148,064 $ 1.21 $ 544,125 $ 4.51 1. The Three Months Ended December 31, 2024 includes severance and other personnel expenses of $3.7 million related to workforce reductions and a $3.1 million credit of other charges, which includes a $12.6 million credit adjustment to the loss on the divestiture of our Europe Surface Transportation business, which was partially offset by impairments related to reducing our facilities footprint. 2. The Twelve Months Ended December 31, 2024 includes severance and other personnel expenses of $24.1 million related to workforce reductions and $66.2 million of other charges, primarily related to the loss on divestiture of our Europe Surface Transportation business, impairments of internally developed software, and impairments related to reducing our facilities footprint.

2024 INVESTOR DAY Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com